                                                                    EXHIBIT 99.4

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                        AMERICAN HONDA RECEIVABLES CORP.,
                                   as Seller,

                   HONDA AUTO RECEIVABLES 2006-2 OWNER TRUST,
                            as Initial Secured Party,

                       AMERICAN HONDA FINANCE CORPORATION,
                                   as Servicer

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              as Indenture Trustee,
                           as Assignee-Secured Party,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                           as Securities Intermediary

                        --------------------------------
                                CONTROL AGREEMENT

                           Dated as of August 1, 2006
                        --------------------------------

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE ONE
                                   DEFINITIONS

Section 1.01.    General Definitions...........................................1
Section 1.02.    Incorporation of UCC by Reference.............................2

                                   ARTICLE TWO
                ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS

                                  ARTICLE THREE
           REPRESENTATIONS, WARRANTIES AND COVENANTSOF THE SECURITIES
                                  INTERMEDIARY

Section 3.01.    Representations, Warranties and Covenants
                   of the Securities Intermediary..............................4
Section 3.02.    Duties and Liabilities of the Securities
                 Intermediary Generally........................................4

                                  ARTICLE FOUR
                                  MISCELLANEOUS

                                       -i-

      This Control Agreement, dated as of August 1, 2006 (this "Agreement"), is among American Honda Receivables Corp. (the "Seller"), Honda Auto Receivables
2006-2 Owner Trust (the "Initial Secured Party"), American Honda Finance
Corporation (the "Servicer"), Deutsche Bank Trust Company Americas, as indenture trustee (the "Assignee-Secured Party"), and Deutsche Bank Trust Company
Americas, as securities intermediary (the "Securities Intermediary").

                                    RECITALS

      WHEREAS, pursuant to the Sale and Servicing Agreement, the Seller has transferred to the Initial Secured Party, investment property consisting of
Securities Accounts (hereinafter defined), related securities entitlements and the financial assets and other investment property from time to time included therein (collectively, the "Investment Property").

      WHEREAS, the Initial Secured Party has pledged and assigned its rights in the Investment Property to the Assignee-Secured Party pursuant to the Indenture to secure payment of the Notes;

      WHEREAS, pursuant to the Indenture, on the date on which the lien of the
Indenture is released, rights with respect to the Investment Property shall be transferred back to the Initial Secured Party;

      WHEREAS, the parties hereto desire (i) that the security interest of the
Assignee-Secured Party be a first priority security interest perfected by
"control" pursuant to Articles Eight and Nine of the UCC and (ii) to make provision for the perfection in a similar manner of the Initial Secured Party's security interest following release of the lien of the Indenture.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

      Section 1.01. General Definitions. Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

      "Agreement" has the meaning set forth in the Preamble.

      "Assignee-Secured Party" has the meaning set forth in the Preamble.

      "Entitlement Holder" means, with respect to any financial asset, a Person identified in the records of the Securities Intermediary as the Person having a
Security Entitlement against the Securities Intermediary with respect to such financial asset.

      "Indenture" means the Indenture, dated as of August 1, 2006, between the
Initial-Secured Party and the Assignee-Secured Party.

      "Initial Secured Party" has the meaning set forth in the Preamble.

      "Notes" has the meaning set forth in the Indenture.

      "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Securities Accounts" means account number 53816 in the name "Honda Auto
2006-2 Owner Trust Reserve Fund Account" and account number 53817 in the name
"Honda Auto 2006-2 Owner Trust Yield Supplement Account", established with the
Securities Intermediary, or an affiliate thereof, pursuant to the Indenture, together with any successor accounts established pursuant to the Indenture, or, after release of the lien of the Indenture, the Trust Agreement.

      "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of August 1, 2006, between the Seller and the Initial Secured Party.

      "Secured Obligations" has the meaning set forth in the Sale and Servicing
Agreement.

      "Servicer" has the meaning set forth in the Preamble.

      "Seller" has the meaning set forth in the Preamble.

      "Trust Agreement" means the trust agreement dated July 14, 2006, as amended and restated on August 22, 2006, between the Seller, U.S. Bank Trust
National Association, as owner trustee (not in its individual capacity, but solely as owner trustee, the "Owner Trustee").

      "UCC" means the Uniform Commercial Code as in effect in the State of New
York on the date hereof.

      Section 1.02. Incorporation of UCC by Reference. Except as otherwise specified herein or as the context may otherwise require, all terms used in this
Agreement not otherwise defined herein which are defined in the UCC shall have the meanings assigned to them in the UCC.

                                   ARTICLE TWO

                ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS

      Section 2.01. Establishment of Securities Accounts. The Securities
Intermediary hereby confirms that (i) the Securities Intermediary has established the Securities Accounts listed in the definition thereof, (ii) each
Securities Account is an account to which financial assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this
Agreement and the Indenture, treat the Assignee-Secured Party as entitled to exercise the rights that

                                       -2-

comprise any financial asset credited to each Securities Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the
Assignee-Secured Party or the Initial Secured Party for deposit to one of the
Securities Accounts will promptly be credited to that Securities Account and (v)
all securities or other property underlying any financial assets credited to any of the Securities Accounts shall be registered in the name of the Securities
Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Securities Account be registered in the name of the Seller, payable to the order of the Seller or specially endorsed to the Seller except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

      Section 2.02. "Financial Assets" Election. The Securities Intermediary
hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

      Section 2.03. Entitlement Orders. If at any time the Securities
Intermediary shall receive any written order from the Assignee-Secured Party directing transfer or redemption of any financial asset relating to any
Securities Account, the Securities Intermediary shall comply with such order without further consent by the Seller, the Servicer, the Initial Secured Party
or any other Person. If at any time the Assignee-Secured Party notifies the
Securities Intermediary in writing that the lien of the Indenture has been released, the Securities Intermediary shall thereafter comply with orders with respect to directing transfer or redemption of any financial asset relating to any Securities Account from the Initial Secured Party without further consent by the Seller, the Servicer or any other Person. The Securities Intermediary shall have no obligation to transfer or redeem the financial assets credited to the
Securities Accounts, and shall be fully protected in refraining from making any such transfer or redemption in the absence of such Entitlement Orders, or prior to the receipt of any Entitlement Order.

      Section 2.04. Subordination of Lien, Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Assignee-Secured Party and the Initial Secured Party. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien or any other right in favor of any Person or entity other than the Assignee-Secured Party (except that the Securities
Intermediary may set off against amounts on deposit in each Securities Account
(i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of such Securities Account, and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).
Notwithstanding anything contained herein to the contrary, the Securities
Intermediary shall have a lien senior to that of the Assignee-Secured Party for any and all amounts required for the payment of the purchase price of a financial asset, which purchase has been placed but not cleared or settled.

                                       -3-

      Section 2.05. Notice of Adverse Claims. Except for the claims and interests of the Initial Secured Party and the Assignee-Secured Party in the
Securities Accounts, the Securities Intermediary does not have actual knowledge
(without any obligation of independent inquiry or investigation) of any claim to, or interest in, the Securities Accounts or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any financial asset carried therein, the Securities Intermediary to the extent it has actual knowledge thereof, will promptly notify the Assignee-Secured Party, the Initial Secured
Party and the Seller thereof to the extent an officer in its corporate trust and agency group has actual knowledge thereof.

                                  ARTICLE THREE

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES
                                  INTERMEDIARY

      Section 3.01. Representations, Warranties and Covenants of the Securities
Intermediary. The Securities Intermediary hereby represents and warrants to the
Assignee-Secured Party, the Initial Secured Party and the Seller, and covenants that:

            (a)   Each Securities Account has been established in New York, New
York as set forth in Section 2.01 and such Securities Accounts will be maintained in the manner set forth herein until termination of this Agreement.
The Securities Intermediary shall not change the name or account number of any
Securities Account without the prior written consent of the Assignee-Secured
Party (or, after receipt of notice pursuant to Section 2.03 that the lien of the
Indenture has been released, the Initial Secured Party).

            (b)   No financial asset is or will be registered in the name of the
Seller, payable to the order of the Seller, or specially endorsed to the Seller, except to the extent such financial asset has been endorsed to the Securities
Intermediary or in blank.

            (c)   This Agreement is the valid and legally binding obligation of the Securities Intermediary.

            (d)   The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to any of the Securities Accounts or any financial assets credited thereto pursuant to which it agrees to comply with entitlement orders of such Person.

            (e)   The Securities Intermediary has not entered into any other agreement with the Seller, the Assignee-Secured Party or the Initial Secured
Party purporting to limit or condition the obligation of the Securities
Intermediary to comply with entitlement orders as set forth in Section 2.03.

      Section 3.02. Duties and Liabilities of the Securities Intermediary
Generally.

                                       -4-

            (a)   The Securities Intermediary shall be entitled to the same
rights set forth respect to the Indenture Trustee pursuant to Section 6.02 of the Indenture, except that Section 6.02(c) thereunder shall not apply to the
Securities Intermediary, and such provisions are incorporated by reference herein.

            (b)   The Securities Intermediary undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and the
Securities Intermediary shall take such action with respect to this Agreement as it shall be directed pursuant to Section 2.03.

            (c)   No provision of this Agreement shall require the Securities
Intermediary to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d)   The Securities Intermediary may at any time resign by giving
30 days written notice of resignation to the Initial Secured Party and the
Seller; provided however that no such resignation of the Securities Intermediary shall be effective until a successor Securities Intermediary has been appointed and is serving pursuant to the terms hereof. Upon receiving notice of such resignation, the Initial Secured Party shall promptly appoint a successor and, upon acceptance by the successor of such appointment, release the resigning
Successor Intermediary from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to the other parties hereto, the
Securities Intermediary and the successor Securities Intermediary. If no successor shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation, the resigning Securities
Intermediary may petition any court of competent jurisdiction for the appointment of such successor.

            (e)   The Servicer shall indemnify the Securities Intermediary and its officers, directors, employees and agents against any and all loss, liability or expense (including reasonable attorneys' fees and expenses)
incurred by it in connection with the administration of this trust and the performance of its duties hereunder not resulting from its own willful misconduct, negligence or bad faith. The Securities Intermediary shall notify the Servicer promptly of any claim for which it may seek indemnity. Failure by the Securities Intermediary to so notify the Servicer shall not relieve the
Servicer of its obligations hereunder. The Servicer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the
Indenture Trustee through the Securities Intermediaries' own willful misconduct, negligence or bad faith. The provisions of this Section 3.02(e) shall survive the termination of this Agreement or the earlier resignation or removal of the
Securities Intermediary.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

      Section 4.01. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS
OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION

                                       -5-

IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE
THE SECURITIES INTERMEDIARY'S LOCATION AND EACH SECURITIES ACCOUNT (AS WELL AS
THE SECURITY ENTITLEMENTS RELATED THERETO) SHALL BE GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK.

      Section 4.02. Conflict with other Agreements. There are no other agreements entered into between the Securities Intermediary in such capacity and the Seller or the Initial Secured Party with respect to any Securities Accounts.
In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this
Agreement shall prevail.

      Section 4.03. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

      Section 4.04. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and there respective corporate successors.

      Section 4.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to, in the case of (i) the Seller, at 20800 Madrona Avenue, Torrance, California 90503
(telecopier no. (310) 972-2248), Attention: President; (ii) the Initial Secured
Party c/o U.S. Bank Trust National Association, 209 S. LaSalle Street, Suite
300, Chicago, Illinois 60604, Attention: Agency & Trust and a copy to American
Honda Finance Corporation, as Administrator, at 20800 Madrona Avenue, Torrance,
California 90503 (telecopier no. (310) 972-2248), (iii) the Assignee-Secured
Party, at Deutsche Bank Trust Company Americas, 60 Wall Street MS: NYC60-2612,
New York, New York 10005, attention: Trust and Securities Services/Structured
Finance Services - Honda Auto Receivables 2006-2 and (iv) the Securities
Intermediary, at 60 Wall Street MS: NYC60-2612, New York, New York 10005,
attention: Trust and Securities Services/Structured Finance Services - Honda
Auto Receivables 2006-2, or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.

      Section 4.06. Termination. The rights and powers granted herein to the
Assignee-Secured Party have been granted in order to perfect its security interest in the Securities Accounts, are powers coupled with an interest and will neither be affected by the bankruptcy of the Seller nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the Securities Accounts until the Assignee-Secured Party and the Initial Secured Party (or, after the Securities Intermediary has been notified of the release of the lien of the Indenture pursuant to Section 2.03, the Initial Secured Party) have notified the Securities Intermediary in writing that their respective security interests under the Indenture and the Trust
Agreement have been terminated.

                                       -6-

      Section 4.07. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

      Section 4.08. Limitation of Liability of Owner Trustee. Notwithstanding
anything contained herein to the contrary, this Agreement has been countersigned by U.S. Bank Trust National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall U.S.
Bank Trust National Association, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Articles Six, Seven and Eight of the Trust Agreement as if specifically set forth herein.

      Section 4.09. Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Indenture, as if specifically set forth herein.

                                       -7-

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        AMERICAN HONDA RECEIVABLES CORP.,

                                        By: ___________________
                                            Name:
                                            Title:

                                        HONDA AUTO RECEIVABLES 2006-2 OWNER
                                            TRUST,

                                        By: U.S. BANK TRUST NATIONAL
                                            ASSOCIATION,
                                            not in its individual capacity but
                                            solely in its capacity as Owner
                                            Trustee of Honda Auto Receivables
                                            2006-2 Owner Trust,

                                        By: ___________________
                                            Name:
                                            Title:

                                        DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS,
                                            not in its individual capacity but
                                            solely in its capacity as Indenture
                                            Trustee, as Assignee-Secured Party
                                            and as Securities Intermediary

                                        By: ___________________
                                            Name:
                                            Title:

                                        By: ___________________
                                            Name:
                                            Title:

                                       -8-

                                        AMERICAN HONDA FINANCE
                                            CORPORATION,
                                            as Servicer

                                        By: ___________________
                                            Name:
                                            Title:

                                       -9-